                      [LOGO OF RIVERSIDE CAPITAL FUNDS]
                                  Riverside
                                Capital Funds
                           ------------------------
                              Mid-Year Report to
                                 Shareholders

                              December 31, 1995
                           ------------------------

                     [LOGO OF NATIONAL BANK OF COMMERCE]

                                                                 RIVERSIDE

LETTER FROM THE CHAIRMAN AND INVESTMENT ADVISER                  CAPITAL FUNDS

Dear Shareholders:
The six months ended December 31, 1995, saw strong gains for the stock and bond markets. The Standard & Poor's 500 Stock Index gained 14.38%, and the Lehman Brothers Aggregate Bond Index returned 6.31%.

Those gains capped a very strong year for the financial markets. So, it's not surprising that some investors succumbed to the temptation to modify their long-term strategies--often taking on additional risks--to capitalize on the markets' surge.

For our part, we continued to manage the Riverside Capital Funds with an eye toward our shareholders' investment goals and the benefits of a disciplined, long-term approach. Our equity and fixed-income funds were positioned to share in some of the markets' strongest sectors. However, we maintained low exposure to market sectors that seemed to carry a great deal of risk--even when that meant sacrificing some potential for short-term gains.

We also ignored the temptation to try to make short-term forecasts about different markets and securities. The Funds' managers continued to devote their efforts to the search for individual securities that can deliver strong returns over the long run, without regard to temporary fluctuations in financial markets.

A SLOW ECONOMY AND FALLING INTEREST RATES
The financial markets' strong performance during the period owed much to prospects for continued mild inflation, modest economic growth and low interest rates. That prospect is based on deep and persistent trends within the economy.

First, in recent years, many companies have streamlined their work forces and used technology to become more efficient; that in turn has helped boost corporate profits and keep a lid on labor costs. Layoffs, combined with rising household debt, have reduced consumer demand. Signs of a poor Christmas season for retailers confirmed that trend.

Second, international factors also played a role. Major trading partners such as Mexico, Canada and Japan are struggling with weak economies. As a result, their purchases of U.S. goods and services declined.

The result: During the fourth quarter of 1995 the consumer price index increased at only about a 2.5% annual rate and the economy grew about 2% to 3%.

Our strategy in that environment did not waiver. We continued to search for bargains in overlooked corners of the stock market, such as small-company shares. In addition, we found opportunities among companies that we believe can deliver steady earnings growth due to superior products and management as well as strong markets in this country and abroad.

Our fixed-income funds shifted some assets toward higher-quality securities that could offer a measure of extra security in a slow economy. As rates declined, we also shortened the average maturities of some Funds' investments. That move helped reduce the risk that the Funds would lose money if rates rebounded to higher levels.

LOOKING AHEAD
We share the belief of many leading money managers that trying to forecast financial markets should take a back seat to the business of picking individual securities. That said, our Funds' strategies will be defined, in part, by the current economic and financial environment. That environment will likely continue to include modest inflation, relatively low interest rates and slow economic growth. However, it's hard to imagine that rates will continue to fall as fast as they did in 1995; instead, they are likely to remain fairly stable in 1996.


   THE RIVERSIDE CAPITAL FUNDS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, NATIONAL BANK OF COMMERCE OR ANY OF ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

The prospect of stable, low interest rates is still good news for stock and bond prices--but it's not as exciting as sharp interest-rate declines. Moreover, the continued slow growth of our economy will take a toll on corporate profit growth. The upshot: While investors can reasonably hope for respectable returns in the stock and bond markets during the coming months, another year like 1995 probably isn't in the cards.

In fact, given the recent strength of both markets, it's possible that they will suffer some sort of setback. If that happens, however, we will continue to seek out opportunities to buy securities for less than we believe they are worth. That strategy may not deliver the biggest gains in the short term. But with patience, we believe it should reward us even when the stock and bond markets aren't breaking record highs on a regular basis as they did in 1995.

The Riverside Capital Equity and Municipal Income Fund liquidated its holdings and distributed the proceeds to shareholders on August 29, 1995. The change will enable us to devote our resources and talents to managing our remaining Funds more effectively in the years to come.

On the following pages you'll find detailed accounts of each Riverside Capital Fund's efforts to pursue shareholders' goals during the past six months. If you have any questions or would like a prospectus, please call 1-800-8-RIVER-6. Read the prospectus carefully before you invest or send money.

Sincerely,

/s/ Wally Grimm
------------------------
Wally Grimm
Chairman
Riverside Capital Funds


/s/ Alfred H. Jordan
--------------------------
Alfred H. Jordan
National Bank of Commerce
Investment Adviser

THE PORTFOLIOS

THE RIVERSIDE CAPITAL VALUE EQUITY FUND

During the six months ended December 31, 1995, the Riverside Capital Value Equity Fund posted a total return of 10.54%,* compared to a 14.38% return for the Standard & Poor's 500 Stock Index. The difference partly reflects the strong performance of large market capitalization stocks, particularly in certain consumer growth sectors. By contrast, the Fund's portfolio includes significant exposure to shares of small and medium-sized firms, which historically have outperformed the broader market, but have trailed large-company stocks for most of the past 18 months.

The Fund's recent results also reflect its manager's patient, long-term approach to investing. We seek to identify stocks that sell at deep discounts from their long-term value--and we are willing to hold an undervalued stock even when other investors ignore it for sustained periods. The Fund's average holding period is unusually high at three to four years.

Our long-term value approach has performed well in the longer term, and we are comfortable with the Fund's potential to deliver strong results in the future. We believe our portfolio, which is comprised of companies with strong management, excellent balance sheets and good earnings prospects, offered outstanding value at current levels.

THE FINANCIALS PERFORMED WELL
The Fund's strongest performers during the recent period included shares of financial companies, which benefited from lower interest rates. Insurers such as SunAmerica and Travelers, as well as savings and loans such as Leader Financial Corp. and H.F. Ahmanson, boosted the Fund's results. Late in the year, prices of some financial shares climbed to levels that more fully reflected their underlying values, and, as a result, we locked in gains by selling a portion of the Fund's investment in those stocks.

We also found bargains in a range of other industries, choosing shares of strong, well-managed companies with little or no debt. Some winners turned up in the energy sector: They included shares of oil-service company B.J. Services and refiner Valero Energy. Other solid performers included Skyline, a manufactured housing company with improving earnings prospects, a strong market share and significant cash holdings.

SPECIALTY RETAILERS WITH A COMPETITIVE EDGE
We continued to maintain our investment in some retail stocks, despite the dismal performance of that sector. The Fund retained its investment in specialty retailers with competitive advantages--the likes of Burlington Coat Factory, which has low costs and a strong franchise. However, we sold our shares in K-Mart as the broader retail climate deteriorated.

The bargain-priced stocks that are this Fund's bailiwick have become harder to find in recent months. That might suggest that stocks are due for a correction of some sort; however, we're not in the business of making such predictions. Instead, we will continue to focus on picking stocks that we believe offer good value and will wait patiently for other investors to recognize their inherent worth.

THE RIVERSIDE CAPITAL GROWTH FUND

The stock market experienced some significant shifts during the six months ended December 31, 1995. Market sectors such as technology, which had delivered the market's strongest gains early in the year, lost momentum, giving way to other industry groups ranging from consumer products to manufactured housing.

The Fund continued to buy and hold stocks of companies that we believe to be highly profitable, with strong financial statements and the ability to deliver consistent earnings growth. Our largest holdings included shares of firms that we believe can deliver above-average earnings and dividend growth. The Riverside Capital Growth Fund had a total return of 8.41%** during the six-month period through December 31, 1995, compared to a return of 14.38% for the Standard & Poor's 500 Stock Index.

MARKET FAVORITES
Shares of non-cyclical consumer issues were among the market's favorites during the period. Investors were especially drawn to firms with a strong presence in overseas markets, reasoning that these companies' profits have the capability to grow at a rapid pace even as the U.S. economy slows.

Shares of these companies accounted for a large portion of the Fund's portfolio, and many of them delivered significant gains for shareholders. For example, we held large stakes in General Electric, Coca-Cola and Procter & Gamble, all of which did well during the period.

*The Fund's return with the maximum 4.50% sales charge was 5.52% for the same period.
**The Fund's return with the maximum 4.50% sales charge was 3.55% for the same period.

We persisted in our efforts to buy shares when they were trading at attractive prices relative to factors such as earnings potential. We purchased shares of some strong, well-managed retailers such as Home Depot and Wal-Mart, companies whose share prices have been unduly battered by the retail industry's recent problems.

GROWTH IN A SLOW-GROWTH ECONOMY
It is unlikely that stocks will continue to deliver enormous and uninterrupted gains in the months ahead. We are confident that our portfolio is well-positioned to deliver gains in a less radiant stock market climate. On that basis, it consists largely of attractively priced companies that we believe offer the potential for consistent profit growth in a slow-growth economy.

In addition, some of the Fund's recent investments, such as Philip Morris and Atlantic Richfield, offer relatively high dividend yields. These yields can contribute to the Fund's total return during the coming period--and could help reduce losses in the event of a market correction.

THE RIVERSIDE CAPITAL FIXED INCOME FUND

The Fund benefited from declining interest rates during the recent period, posting a 4.70%* total return for the six months ended December 31, 1995. That compared to a 5.21% total return for the Lehman Brothers Intermediate-Term Government/Corporate Bond Index, the Fund's benchmark.

Rates declined in part because investors expected the economy's rate of growth to continue to decrease. The likelihood of slower economic growth also affected the Fund's strategy during the past several months. In particular, we decided that it would be prudent to shift the Fund's holdings toward higher-quality securities whose issuers have the financial resources to ride out a slow-growth period or even a recession.

AN EXTRA MARGIN OF SAFETY
To that end, we boosted the Fund's investment in U.S. Government agency securities as well as bonds issued by high-quality financial companies or in other sectors that can prosper in a variety of economic circumstances. In some cases, we were willing to sacrifice some small amount of additional yield to obtain an extra margin of safety.

The Fund continued to hold some unrated securities that we judge to be of high quality. Such issues sometimes are overlooked by investors and trade at attractive prices. Thus, they offer a way to boost the Fund's yield without taking on undue risk.

Some of the most attractive opportunities in the bond market recently included securities that mature in 10 to 15 years, and they accounted for roughly 30% of the Fund's portfolio. The remainder was divided among a diverse portfolio of shorter-term securities whose prices are less sensitive to interest-rate fluctuations.

THE RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

During the recent period, the Fund continued to pursue its two primary goals: first, to maintain a relatively stable net asset value; and second, to provide Tennessee residents with a high level of income that is exempt from federal and state income taxes.** To meet those goals, we looked for opportunities to add to the Fund's yield without taking on undue risk.

A FOCUS ON QUALITY
We maintained a relatively stable average maturity of roughly eight years during the six months ended December 31, 1995, and continued to invest a sizable portion of Fund assets in A-rated Tennessee issues. We believed that this was the most appropriate strategy in an environment of falling interest rates and modest economic growth.

For the six months ended December 31, 1995, the Fund had a total return of 2.74%.*** Its benchmark, the Lehman Brothers Municipal General Obligations Bond Index returned 7.12%. When comparing performance to the index, it is important to keep in mind that the index represents the national municipal bond market and may include securities with lower ratings than those held in the Fund.

The municipal markets in general benefited from lower interest rates, but suffered from concerns that lawmakers will impose a flat tax of some kind, thus doing away with the tax benefits of municipal issues. Our viewpoint is that municipal bonds will continue to receive favorable treatment. As a result, we believe that the current environment presents some opportunities to buy bonds at attractive prices.

* The Fund's return with the maximum 3.00% sales charge was 1.52% for the same period.
**The income from such investments may be subject to the federal alternative minimum tax and to certain state and local taxes.
***The Fund's return with the maximum 3.00% sales charge was -.30% for the same period.

At the same time, however, the threat of slower economic growth may increase the risks in lower-quality municipal obligations. Should growth continue to slow, we will increase the Fund's concentration in higher-quality securities whose issuers are well-positioned to withstand any strains that might be caused by a weaker economy. Thus, we will shift more assets toward AA- and AAA-rated securities and avoid issuers that have less than rock-solid financial backing.

THE RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

The Fund maintained a consistent portfolio strategy during the recent period, with the goal of providing a yield higher than money fund payouts, without exposing shareholders to significant additional risk. The strategy called for investing in U.S. Government agency securities that offer a high level of credit quality while paying yields slightly higher than those available on Treasury securities.

The Fund's average maturity declined slightly during the period, from around
5.3 years to 5.1 years. The lowering of the average maturity of the Fund's holdings reduced shareholders' vulnerability to price fluctuations caused by changes in interest rates. A fund with a lower average maturity will suffer smaller losses when rates rise, and the risk of such a rate increase seemed to increase during the period.

For the six-month period, the Fund had a total return of 4.36%,* compared to a return of 4.94% for the Lehman Brothers Intermediate-Term Government Bond Index.

THE RIVERSIDE CAPITAL MONEY MARKET FUND**

The Fund aims to maintain a stable net asset value while providing some current income to shareholders. In keeping with its safety-first strategy, the Fund recently held all of its holdings in U.S. Government agency securities, which are of higher credit quality than corporate obligations. That stance is designed to provide an added margin of safety in an environment of slow economic growth. The Fund also maintained a relatively short average maturity of about 37 days to further reduce the risk of share price fluctuations.


For more information, including charges and expenses, call 1-800-8-RIVER-6 to receive a prospectus, which should be read carefully before you invest or send money. The Riverside Capital Funds are distributed by BISYS Fund Services. The composition of the Funds' holdings is subject to change.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, NATIONAL BANK OF COMMERCE OR ANY OF ITS AFFILIATES, AND SHARES
ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

 *The Fund's return with the maximum 2.00% sales charge was 2.25% for the period.
**An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

                               TABLE OF CONTENTS


                      Statements of Assets and Liabilities

                                     Page 7

                            Statements of Operations

                                     Page 9

                      Statements of Changes in Net Assets

                                    Page 11

                       Schedules of Portfolio Investments

                                    Page 13

                         Notes to Financial Statements

                                    Page 24

                              Financial Highlights

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                         VALUE
                                      MONEY MARKET      EQUITY       GROWTH
                                          FUND           FUND         FUND
                                      ------------    -----------  -----------
              ASSETS:
Investments, at value...............  $143,163,443    $79,009,959  $26,216,362
Repurchase agreements...............     6,418,402      3,486,022
                                      ------------    -----------  -----------
                                       149,581,845     82,495,981   26,216,362
Interest and dividends receivable...     1,225,558        158,090       67,910
Receivable for capital shares is-
 sued...............................                                       143
Receivable from brokers for invest-
 ments sold.........................       202,158        281,291
Unamortized organization costs......                                     1,542
Prepaid expenses....................        11,370          7,219          911
                                      ------------    -----------  -----------
  Total Assets......................   151,020,931     82,942,581   26,286,868
                                      ------------    -----------  -----------
            LIABILITIES:
Dividends payable...................       610,750
Accrued expenses and other payables:
  Investment advisory fees..........         4,320          6,122          753
  Administration fees...............        10,627          5,382        1,283
  Administrative services fees......        50,986         13,380        4,833
  12b-1 fees........................        15,421          4,946        1,125
  Custodian and accounting fees.....         1,594          4,566        3,253
  Legal and audit fees..............        28,871         18,567       10,543
  Printing fees.....................        18,613          9,831        4,241
  Transfer agent fees...............         4,249          7,525        4,314
  Other.............................         8,294          2,945        1,871
                                      ------------    -----------  -----------
  Total Liabilities.................       753,725         73,264       32,216
                                      ------------    -----------  -----------
            NET ASSETS:
Capital.............................   150,598,553     68,862,633   22,432,163
Undistributed net investment income
 (loss).............................                       10,121         (582)
Net unrealized appreciation on in-
 vestments..........................                   13,246,192    3,769,140
Accumulated undistributed net
 realized gains (losses) on
 investment transactions............      (331,347)       750,371       53,931
                                      ------------    -----------  -----------
  Net Assets........................  $150,267,206    $82,869,317  $26,254,652
                                      ============    ===========  ===========
Outstanding units of beneficial in-
 terest (shares)....................   150,598,553      6,189,646    2,051,773
                                      ============    ===========  ===========
Net asset value--redemption price
 per share..........................  $       1.00    $     13.39  $     12.80
                                      ============    ===========  ===========
Maximum Sales Charge................                         4.50%        4.50%
                                                      ===========  ===========
Maximum Offering Price (100%/(100%-
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share..............................  $       1.00(a) $     14.02  $     13.40
                                      ============    ===========  ===========
Investments, at cost................  $149,581,845    $69,249,789  $22,447,222
                                      ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.


                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value...................  $33,934,598    $7,582,830  $18,342,217
Cash....................................      857,826       291,588      144,146
Interest receivable.....................      374,915       106,934      396,887
Unamortized organization costs..........                      1,003       16,502
Prepaid expenses........................        9,982           406        1,831
                                          -----------    ----------  -----------
  Total Assets..........................   35,177,321     7,982,761   18,901,583
                                          -----------    ----------  -----------
              LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees..............        1,871
  Administration fees...................        2,315           389        1,298
  Administrative services fees..........        5,449         3,197        1,468
  12b-1 fees............................        2,122           266        2,760
  Custodian and accounting fees.........        1,754         4,343        3,923
  Legal and audit fees..................       11,543         8,161       11,070
  Transfer agent fees...................        5,198         3,549        4,441
  Printing fees.........................        4,825         3,209        3,848
  Other.................................          870           620        1,937
                                          -----------    ----------  -----------
  Total Liabilities.....................       35,947        23,734       30,745
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   39,372,795     7,718,511   19,672,550
Undistributed net investment loss.......       (2,125)       (3,050)      (1,763)
Net unrealized appreciation on invest-
 ments..................................      263,644       276,934      368,727
Accumulated undistributed net realized
 losses on investment transactions......   (4,492,940)      (33,368)  (1,168,676)
                                          -----------    ----------  -----------
  Net Assets............................  $35,141,374    $7,959,027  $18,870,838
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    3,759,294       773,128    1,919,970
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      9.35    $    10.29  $      9.83
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%-Maxi-
 mum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      9.64    $    10.50  $     10.13
                                          ===========    ==========  ===========
Investments, at cost....................  $33,670,954    $7,305,896  $17,973,490
                                          ===========    ==========  ===========



                       See notes to financial statements.

THE SESSIONS GROUP RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                          VALUE
                                           MONEY MARKET   EQUITY      GROWTH
                                               FUND        FUND        FUND
                                           ------------ ----------  ----------
INVESTMENT INCOME:
  Interest income.........................  $4,427,591  $   54,257  $   63,424
  Dividend income.........................               1,015,594     253,717
                                            ----------  ----------  ----------
  Total Income............................   4,427,591   1,069,851     317,141
                                            ----------  ----------  ----------
EXPENSES:
  Investment advisory fees................     262,208     374,912     124,380
  Administration fees.....................     149,833      83,219      24,876
  Administrative services fees............     187,291     104,041      31,095
  12b-1 fees..............................     187,291     104,041      31,095
  Custodian and accounting fees...........      35,536      22,678      17,533
  Legal and audit fees....................      26,320      15,925       2,437
  Organization costs......................                               2,576
  Trustees' fees and expenses.............       7,822       3,805         972
  Transfer agent fees.....................      16,904      21,358      10,856
  Registration and filing fees............       3,938       5,270       1,411
  Printing costs..........................      13,033       6,603         538
  Other...................................       8,876       3,218         672
  Expenses voluntarily reduced............    (157,325)    (87,415)   (116,648)
                                            ----------  ----------  ----------
  Total Expenses..........................     741,727     657,655     131,793
                                            ----------  ----------  ----------
  Net Investment Income...................   3,685,864     412,196     185,348
                                            ----------  ----------  ----------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment
     transactions.........................     151,894   2,787,784     286,179
  Change in unrealized appreciation on
     investments..........................               5,116,397   1,477,507
                                            ----------  ----------  ----------
  Net realized/unrealized gains on
investments...............................     151,894   7,904,181   1,763,686
                                            ----------  ----------  ----------
Change in net assets resulting from
operations................................  $3,837,758  $8,316,377  $1,949,034
                                            ==========  ==========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                  FOR THE SIX MONTHS ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                       LOW DURATION  TENNESSEE
                                                        GOVERNMENT   MUNICIPAL
                                          FIXED INCOME  SECURITIES  OBLIGATIONS
                                              FUND         FUND        FUND
                                          ------------ ------------ -----------
INVESTMENT INCOME:
  Interest income........................  $1,406,887    $256,423    $ 647,628
  Dividend income........................      81,055
                                           ----------    --------    ---------
  Total Income...........................   1,487,942     256,423      647,628
                                           ----------    --------    ---------
EXPENSES:
  Investment advisory fees...............     121,829      19,417       68,283
  Administration fees....................      37,486       7,767       21,021
  Administrative services fees...........      46,828       9,708       26,263
  12b-1 fees.............................      46,828       9,708       26,263
  Custodian and accounting fees..........      28,208      20,206       25,695
  Legal and audit fees...................       8,367       3,871        4,923
  Organization costs.....................                   1,656        4,475
  Trustees' fees and expenses............       2,083         302          979
  Transfer agent fees....................      12,401       9,509       10,679
  Registration and filing fees...........       2,576       1,968          184
  Printing costs.........................       2,878         368        1,038
  Other..................................       1,577         300          788
  Expenses voluntarily reduced...........     (39,301)    (29,515)     (90,328)
                                           ----------    --------    ---------
  Total Expenses.........................     271,760      55,265      100,263
                                           ----------    --------    ---------
  Net Investment Income..................   1,216,182     201,158      547,365
                                           ----------    --------    ---------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
investment transactions..................     215,388        (877)       1,830
  Change in unrealized appreciation on
     investments.........................     275,065     135,733       19,793
                                           ----------    --------    ---------
  Net realized/unrealized gains on
investments..............................     490,453     134,856       21,623
                                           ----------    --------    ---------
  Change in net assets resulting from
operations...............................  $1,706,635    $336,014    $ 568,988
                                           ==========    ========    =========

                       See notes to financial statements.

THE SESSIONS GROUP RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                              MONEY MARKET FUND            VALUE EQUITY FUND               GROWTH FUND
                          ----------------------------  --------------------------  -------------------------
                           SIX MONTHS                    SIX MONTHS                  SIX MONTHS
                              ENDED       YEAR  ENDED       ENDED      YEAR ENDED       ENDED     YEAR ENDED
                          DECEMBER 31,     JUNE 30,     DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,
                              1995           1995          1995          1995           1995         1995
                          -------------  -------------  ------------  ------------  ------------- -----------
                           (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income..  $   3,685,864  $   6,920,710  $   412,196   $    899,777   $   185,348  $   194,157
 Net realized gains
   (losses) on
   investment
   transactions.........        151,894       (948,499)   2,787,784        953,377       286,179      273,411
 Net change in
   unrealized
   appreciation on
   investments..........                                  5,116,397      3,898,036     1,477,507    2,415,733
                          -------------  -------------  -----------   ------------   -----------  -----------
 Change in net assets
   resulting from
   operations...........      3,837,758      5,972,211    8,316,377      5,751,190     1,949,034    2,883,301
                          -------------  -------------  -----------   ------------   -----------  -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
   income...............     (3,685,864)    (6,920,710)    (412,196)      (841,639)     (185,348)    (165,741)
 In excess of net
   investment income....                                    (87,522)                     (31,789)
 From net realized gains
   on investments.......                                 (2,787,784)     (953,377)      (286,179)
 In excess of net
   realized gains on
   investments..........                                   (194,259)    (4,237,871)     (219,480)
                          -------------  -------------  -----------   ------------   -----------  -----------
 Change in net assets
   from shareholder
   distributions........     (3,685,864)    (6,920,710)  (3,481,761)    (6,032,887)     (722,796)    (165,741)
                          -------------  -------------  -----------   ------------   -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued...............    201,062,436    481,425,381    2,170,256      9,107,308     3,976,057   13,601,991
 Dividends reinvested...        280,684        559,926    1,650,921      2,629,804       295,204       85,237
 Cost of shares
   redeemed.............   (209,131,417)  (451,762,504)  (6,050,272)   (10,424,030)     (728,197)  (1,264,531)
                          -------------  -------------  -----------   ------------   -----------  -----------
 Change in net assets
   from capital
   transactions.........     (7,788,297)    30,222,803   (2,229,095)     1,313,082     3,543,064   12,422,697
 Capital contribution...                       628,737
                          -------------  -------------  -----------   ------------   -----------  -----------
 Change in net assets...     (7,636,403)    29,903,041    2,605,521      1,031,385     4,769,302   15,140,257
NET ASSETS:
 Beginning of period....    157,903,609    128,000,568   80,263,796     79,232,411    21,485,350    6,345,093
                          -------------  -------------  -----------   ------------   -----------  -----------
 End of period..........  $ 150,267,206  $ 157,903,609  $82,869,317   $ 80,263,796   $26,254,652  $21,485,350
                          =============  =============  ===========   ============   ===========  ===========
SHARE TRANSACTIONS:
 Issued.................    201,062,436    481,425,381      162,605        734,724       316,342    1,231,162
 Reinvested.............        280,684        559,926      122,651        232,650        23,101        7,846
 Redeemed...............   (209,131,417)  (451,762,504)    (452,402)      (862,147)      (57,142)    (115,950)
                          -------------  -------------  -----------   ------------   -----------  -----------
 Change in shares.......     (7,788,297)    30,222,803     (167,146)       105,227       282,301    1,123,058
                          =============  =============  ===========   ============   ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     LOW DURATION GOVERNMENT     TENNESSEE MUNICIPAL
                             FIXED INCOME FUND           SECURITIES FUND           OBLIGATIONS FUND
                          -------------------------  ------------------------  -------------------------
                           SIX MONTHS                 SIX MONTHS                SIX MONTHS
                              ENDED     YEAR ENDED       ENDED    YEAR ENDED       ENDED     YEAR ENDED
                          DECEMBER 31,   JUNE 30,    DECEMBER 31,  JUNE 30,    DECEMBER 31,   JUNE 30,
                              1995         1995          1995        1995          1995         1995
                          ------------  -----------  ------------ -----------  ------------  -----------
                          (UNAUDITED)                (UNAUDITED)               (UNAUDITED)
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $ 1,216,182   $ 2,614,835   $  201,158  $   464,598  $   547,365   $ 1,030,817
 Net realized gains
   (losses) on
   investment
   transactions.........      215,388    (3,007,163)        (877)     (21,516)       1,830      (980,042)
 Net change in
   unrealized
   appreciation on
   investments..........      275,065     2,284,408      135,733      187,815       19,793       925,567
                          -----------   -----------   ----------  -----------  -----------   -----------
 Change in net assets
   resulting from
   operations...........    1,706,635     1,892,080      336,014      630,897      568,988       976,342
                          -----------   -----------   ----------  -----------  -----------   -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income...............   (1,216,182)   (2,614,835)    (201,158)    (454,961)    (547,365)   (1,021,053)
 In excess of net
   investment income....     (165,508)      (39,804)     (24,566)                  (40,211)
 From net realized gains
   on investments.......                                                              (906)
                          -----------   -----------   ----------  -----------  -----------   -----------
 Change in net assets
   from shareholder
   distributions........   (1,381,690)   (2,654,639)    (225,724)    (454,961)    (588,482)   (1,021,053)
                          -----------   -----------   ----------  -----------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued...............    1,381,409     9,410,452      538,093    2,084,648    1,487,657     8,742,390
 Dividends reinvested...      558,356       957,588      190,903      404,688      149,336       262,359
 Cost of shares
   redeemed.............   (6,619,796)  (12,417,944)    (533,467)  (2,704,498)  (3,573,448)   (8,098,317)
                          -----------   -----------   ----------  -----------  -----------   -----------
 Change in net assets
   from capital
   transactions.........  (4,680,031)    (2,049,904)     195,529     (215,162)  (1,936,455)      906,432
                          -----------   -----------   ----------  -----------  -----------   -----------
 Change in net assets...  (4,355,086)    (2,812,463)     305,819      (39,226)  (1,955,949)      861,721
NET ASSETS:
 Beginning of period....   39,496,460    42,308,923    7,653,208    7,692,434   20,826,787    19,965,066
                          -----------   -----------   ----------  -----------  -----------   -----------
 End of period..........  $35,141,374   $39,496,460   $7,959,027  $ 7,653,208  $18,870,838   $20,826,787
                          ===========   ===========   ==========  ===========  ===========   ===========
SHARE TRANSACTIONS:
 Issued.................      149,137     1,017,567       52,871      212,299      152,096       903,304
 Reinvested.............       59,976       103,889       18,749       41,066       15,260        27,164
 Redeemed...............     (711,296)   (1,347,411)     (52,675)    (273,850)    (364,624)     (848,954)
                          -----------   -----------   ----------  -----------  -----------   -----------
 Change in shares.......    (502,183)      (225,955)      18,945      (20,485)    (197,268)       81,514
                          ===========   ===========   ==========  ===========  ===========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 PRINCIPAL                          SECURITY                          AMORTIZED
   AMOUNT                          DESCRIPTION                           COST
 ---------- --------------------------------------------------------  ----------
 U.S. GOVERNMENT AGENCIES (95.2%):
 A.I.D. to Israel:
  1,510,000 5.19%*, 11/15/99**......................................  $1,492,985
 A.I.D. to Jamaica:
    750,000 5.96%*, 10/5/12**.......................................     756,037
 Federal Farm Credit Bank:
  5,000,000 5.63%, 3/1/96...........................................   5,000,000
  5,000,000 5.60%*, 10/25/96........................................   5,004,543
 Federal Home Loan Bank:
  3,600,000 Discount Note, 1/8/96...................................   3,595,401
  5,000,000 5.68%*, 6/3/96..........................................   5,000,000
  3,000,000 6.00%, 10/16/96.........................................   3,000,000
  5,000,000 5.31%, 12/27/96.........................................   5,000,000
  2,500,000 6.30%*, 1/27/97**.......................................   2,500,903
  1,000,000 5.74%*, 2/14/97**.......................................     998,550
 Federal Home Loan Mortgage Corp.:
  3,000,000 4.85%*, 5/17/96.........................................   2,999,619
 Federal National Mortgage Assoc.:
 10,000,000 5.30%, 12/26/96.........................................   9,992,531
  3,000,000 5.22%*, 7/28/97**.......................................   2,985,697
 Overseas Private Investment Corp.:
  7,482,000 6.06%*, 6/1/00**........................................   7,509,682
 Small Business Administration:
  1,028,435 6.45%*, 9/25/99**.......................................   1,028,435
 Student Loan Marketing Assoc.:
  2,000,000 5.25%*, 1/11/96.........................................   2,000,000
  2,500,000 5.25%*, 3/14/96.........................................   2,500,000
  2,000,000 5.30%*, 5/9/96..........................................   2,000,000
  2,000,000 5.29%*, 6/13/96.........................................   2,000,000

 PRINCIPAL                         SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ---------- -----------------------------------------------------  ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
  4,115,000 5.26%*, 12/20/96.....................................    $4,114,058
 10,000,000 5.22%*, 10/14/97**...................................     9,987,113
  4,830,000 5.22%*, 11/24/97**...................................     4,817,325
  8,000,000 5.24%*, 8/20/98**....................................     7,987,577
  4,000,000 5.24%*, 11/10/98**...................................     3,992,938
  6,000,000 5.26%*, 1/13/99**....................................     5,979,197
  6,850,000 5.26%*, 2/8/99**.....................................     6,832,262
 14,000,000 5.27%*, 8/2/99**.....................................    13,982,359
 10,050,000 5.31%*, 3/7/01**.....................................     9,991,362
  5,000,000 5.27%*, 4/11/16**....................................     5,000,000
 Tennessee Valley Authority:
  5,000,000 8.25%, 11/15/96......................................     5,114,869
                                                                   ------------
   Total U.S. Government Agencies                                   143,163,443
                                                                   ------------
   Investments, at amortized cost                                   143,163,443
                                                                   ------------
 REPURCHASE AGREEMENTS (4.3%):
  6,418,402 Shearson Lehman Securities, 5.70%, 1/2/96
            (Collateralized by 10,675,000 U.S. Treasury Strips,
            8/15/04, market value--$6,598,538)...................     6,418,402
                                                                   ------------
   Total Repurchase Agreements                                        6,418,402
                                                                   ------------
   Total (Cost--$149,581,845)(a)                                   $149,581,845
                                                                   ============

------
Percentages indicated are based on net assets of $150,267,206.
(a)Cost for federal income tax and financial reporting purposes are the same.
 * Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods ranging from daily, weekly, monthly, quarterly or semi-annually.
** Floating Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, or semi-annually. The interest rate is based on an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1995.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS (93.2%):
 Banking (6.5%):
    36,965 First Hawaiian, Inc....................................   $ 1,108,950
   181,800 Premier Bancorp (b)....................................     4,249,575
                                                                     -----------
                                                                       5,358,525
                                                                     -----------
 Computers & Peripherals (5.9%):
   203,650 Amdahl Corp. (b).......................................     1,731,025
    63,100 Data General Corp. (b).................................       867,625
    25,200 I.B.M. Corp............................................     2,312,100
                                                                     -----------
                                                                       4,910,750
                                                                     -----------
 Electronic & Electrical (2.3%):
   109,700 Augat, Inc.............................................     1,878,613
                                                                     -----------
 Entertainment (3.0%):
    81,300 Hasbro, Inc............................................     2,520,300
                                                                     -----------
 Financial Services (7.8%)
    71,400 Leader Financial Corp..................................     2,668,575
    60,600 Travelers, Inc.........................................     3,810,225
                                                                     -----------
                                                                       6,478,800
                                                                     -----------
 Food Processing & Packaging (2.2%):
   164,100 J & J Snack Foods, Inc. (b)............................     1,805,100
                                                                     -----------
 Hotels & Motels (3.4%):
   247,500 Equity Inns, Inc.......................................     2,846,250
                                                                     -----------
 Insurance-Life (3.4%):
    58,500 SunAmerica, Inc........................................     2,778,750
                                                                     -----------
 Insurance-Prop, Casualty, Health & Other (4.2%):
    23,000 Phoenix Re Corp........................................       609,500
    52,600 UNUM Corp..............................................     2,893,000
                                                                     -----------
                                                                       3,502,500
                                                                     -----------
 Mobile Homes & Manufactured Housing (3.1%):
   124,300 Skyline Corp...........................................     2,579,225
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil & Gas (7.2%):
  166,400  Global Industries Technology, Inc. (b).................   $ 3,140,800
  116,380  Valero Energy Corp.....................................     2,851,310
                                                                     -----------
                                                                       5,992,110
                                                                     -----------
 Oilfield Service (3.8%):
  108,795  B. J. Services (b).....................................     3,155,055
                                                                     -----------
 Primary Metal & Mineral Production (2.8%):
   55,650  Cleveland Cliffs.......................................     2,281,650
                                                                     -----------
 Real Estate Investment Trusts (11.1%):
   98,938  Mid-America Apartment Community........................     2,448,715
  109,600  Storage USA............................................     3,575,700
  127,625  Transnational Re Corp.--Class A........................     3,126,813
                                                                     -----------
                                                                       9,151,228
                                                                     -----------
 Retail (10.4%):
  302,650  Burlington Coat Factory (b)............................     3,102,163
  195,700  Crompton & Knowles.....................................     2,593,025
  327,100  Hancock Fabrics........................................     2,943,900
                                                                       8,639,088
                                                                     -----------
 Savings & Loan Companies (3.6%):
  113,100  H.F. Ahmanson & Co.....................................     2,997,150
                                                                     -----------
 Steel (2.0%):
  112,500  Birmingham Steel Corp..................................     1,673,437
                                                                     -----------
 Tobacco (7.3%):
   35,050  Philip Morris Companies, Inc...........................     3,172,025
   87,000  UST, Inc...............................................     2,903,625
                                                                     -----------
                                                                       6,075,650
                                                                     -----------
 Trucking-Local & Long Distance (3.2%):
  129,100  Werner Enterprises, Inc................................     2,614,274
                                                                     -----------
   Total Common Stocks                                                77,238,455
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                        DESCRIPTION                            VALUE
 --------- -----------------------------------------------------   -------------
 INVESTMENT COMPANIES (2.1%):
   836,606 Dreyfus Treasury Prime Fund..........................   $     836,606
   934,898 Riverside Capital Money Market Fund..................         934,898
                                                                   -------------
 Total Investment Companies                                            1,771,504
                                                                   -------------
 Investments, at value                                                79,009,959
                                                                   =============

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (4.2%):
 3,486,022 HSBC Securities 5.45%, 1/2/96 (Collateralized by
            3,445,000 U.S. Treasury Notes, 5.88%, 7/31/97, market
            value--$3,564,125)                                      $ 3,486,022
                                                                    -----------
 Total Repurchase Agreements                                          3,486,022
                                                                    -----------
 Total (Cost--$69,249,789)(a)                                       $82,495,981
                                                                    ===========

------
Percentages indicated are based on net assets of $82,869,317.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $16,311,800
      Unrealized depreciation......................................  (3,065,608)
                                                                    -----------
      Net unrealized appreciation.................................. $13,246,192
                                                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (94.9%):
 Automotive Parts (3.5%):
  33,950 Titan Wheel International, Inc...........................   $   551,687
  20,200 Walbro Corp..............................................       363,600
                                                                     -----------
                                                                         915,287
                                                                     -----------
 Banking (6.8%):
   9,500 NationsBank Corp.........................................       661,437
  14,200 Southern National Corp...................................       372,750
  29,200 Southtrust Corp..........................................       748,250
                                                                     -----------
                                                                       1,782,437
                                                                     -----------
 Beverages (2.4%):
   8,400 Coca-Cola Co.............................................       623,700
                                                                     -----------
 Building Materials (2.4%):
  20,500 Masco Corp...............................................       643,187
                                                                     -----------
 Computers & Peripherals (2.0%):
  35,000 EMC Corp.(b).............................................       538,125
                                                                     -----------
 Conglomerates (2.4%):
  41,500 Hanson PLC...............................................       632,875
                                                                     -----------
 Construction (5.4%):
  26,000 Champion Enterprises, Inc. (b)...........................       802,750
  29,156 Clayton Homes, Inc.......................................       623,215
                                                                     -----------
                                                                       1,425,965
                                                                     -----------
 Cosmetics & Related (2.1%):
   7,500 Avon Products, Inc.......................................       565,312
                                                                     -----------
 Electrical Equipment (5.1%):
  18,500 General Electric Co......................................     1,332,000
                                                                     -----------
 Electronic & Electrical--General (2.3%):
  10,500 Motorola, Inc............................................       598,500
                                                                     -----------
 Food Processing & Packaging (6.8%):
  28,500 First Colony Corp........................................       723,188
  10,000 Nabisco Holdings Corp....................................       326,250
  22,000 Sara Lee Corp............................................       701,250
                                                                     -----------
                                                                       1,750,688
                                                                     -----------
 Insurance (4.0%):
   7,500 American International Group, Inc........................       693,750
   9,000 Providian Corp...........................................       366,750
                                                                     -----------
                                                                       1,060,500
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Manufacturing-Capital Goods (2.4%):
  28,700 Wabash National Corp.....................................   $   638,575
                                                                     -----------
 Oil--Integrated Companies (5.1%):
   6,000 Atlantic Richfield Co....................................       664,500
   8,500 Texaco, Inc..............................................       667,250
                                                                     -----------
                                                                       1,331,750
                                                                     -----------
 Pharmaceuticals (6.1%):
  17,500 Abbott Laboratories......................................       730,625
  16,100 Schering-Plough..........................................       881,475
                                                                     -----------
                                                                       1,612,100
                                                                     -----------
 Pollution Control Services & Equipment (2.6%):
  23,500 Browning-Ferris Industries, Inc..........................       693,250
                                                                     -----------
 Real Estate Investment Trusts (4.9%):
  24,000 Merry Land & Investments Co..............................       567,000
  22,300 Storage USA..............................................       727,538
                                                                     -----------
                                                                       1,294,538
                                                                     -----------
 Restaurants (2.4%):
  32,000 Cracker Barrel Old Country Store, Inc....................       552,000
  20,000 The Krystal Co.(b).......................................        90,000
                                                                     -----------
                                                                         642,000
                                                                     -----------
 Retail (5.8%):
  18,200 Home Depot, Inc..........................................       871,325
  29,000 Wal Mart Stores, Inc.....................................       648,875
                                                                     -----------
                                                                       1,520,200
                                                                     -----------
 Semiconductors (2.6%):
  11,800 Intel Corp...............................................       669,650
                                                                     -----------
 Services (Non-Financial) (5.8%):
  10,200 Procter & Gamble Co......................................       846,600
  30,000 Rollins Inc..............................................       663,750
                                                                     -----------
                                                                       1,510,350
                                                                     -----------
 Tobacco & Tobacco Products (4.2%):
  12,100 Philip Morris Co., Inc...................................     1,095,050
                                                                     -----------
 Toys & Bicycles--Manufacturing (2.5%):
  21,500 Mattel, Inc..............................................       661,125
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------  ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Utilities--Telecommunications (5.3%):
  11,000 A T & T Corp.............................................   $   712,250
  25,500 MCI Telecommunications Corp..............................       666,188
                                                                     -----------
                                                                       1,378,438
                                                                     -----------
   Total Common Stocks                                                24,915,602
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------  ---------------------------------------------------------   -----------
 INVESTMENT COMPANIES (5.0%):
 644,893 Dreyfus Treasury Prime Fund..............................   $   644,893
 655,867 Riverside Capital Money Market Fund......................       655,867
                                                                     -----------
   Total Investment Companies                                          1,300,760
                                                                     -----------
   Total (Cost--$22,447,222)(a)                                      $26,216,362
                                                                     ===========

------
Percentages indicated are based on net assets of $26,254,652.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation....................................... $4,576,726
      Unrealized depreciation.......................................   (807,586)
                                                                     ----------
      Net unrealized appreciation................................... $3,769,140
                                                                     ==========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 CORPORATE BONDS (27.0%):
 Banking (4.8%):
 1,500,000 Commerce Bancorp, Inc., 8.38%, 7/15/03................   $ 1,673,200
                                                                    -----------
 Financial Services (5.8%):
 1,000,000 Allamerica Financial, 7.63%, 10/15/25.................     1,055,000
 1,000,000 Fidelity National Financial, 8.00%, 1/15/06...........     1,000,000
                                                                    -----------
                                                                      2,055,000
                                                                    -----------
 Industrial Goods & Services (12.9%):
 2,000,000 Montalbano Builders, 10.00%, 5/1/99...................     2,000,000
   904,639 Rosewood Care Center Funding, 7.25%, 11/1/13..........       947,610
 1,600,000 Voyager Lines, 9.50%, 11/1/99 (a).....................     1,600,000
                                                                    -----------
                                                                      4,547,610
                                                                    -----------
 Retail Stores (3.5%):
 1,500,000 K-Mart Corp., 8.80%, 7/1/10...........................     1,230,000
                                                                    -----------
   Total Corporate Bonds                                              9,505,810
                                                                    -----------
 PREFERRED STOCKS (1.8%):
 Financial Services (1.8%):
    25,000 Morgan Stanley Financial PLC, 7.82%, 11/30/13.........       628,125
                                                                    -----------
   Total Preferred Stocks                                               628,125
                                                                    -----------
 TAXABLE MUNICIPAL BONDS (22.1%):
 Connecticut (3.6%):
   228,324 Connecticut State Development Authority, 6.95%*,
            8/1/03...............................................       212,340
 1,000,000 Connecticut State Housing Finance Authority, 7.50%,
            5/15/13..............................................     1,049,270
                                                                    -----------
                                                                      1,261,610
                                                                    -----------
 Illinois (0.4%):
   147,076 Belleville, Illinois, St. Clair County, 7.35%,
            11/15/09.............................................       156,112
                                                                    -----------
 Indiana (1.3%):
   425,000 Jeffersonville, Indiana Economic Sub-Public Warehouse,
            Inc. Project, 10.45%, 4/1/05.........................       441,826
                                                                    -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 Tennessee (4.1%):
   130,000 Decatur County, Tennessee Health, Educational &
            Housing Facilities Board Revenue, 8.00%, 9/1/97......   $   126,625
   745,000 Hamilton County, Tennessee Industrial Development
            Board, Project A, 8.50%, 8/1/10......................       733,140
   120,000 Jackson County, Tennessee Health & Educational
            Facilities, 8.00%, 9/1/97............................       116,885
   445,000 Memphis-Shelby County, Tennessee Industrial
            Development Board, 9.10%, 2/1/04.....................       463,912
                                                                    -----------
                                                                      1,440,562
                                                                    -----------
 Texas (5.7%):
 2,000,000 Dallas County Texas Housing Finance Corp. 7.25%,
            6/1/14...............................................     2,017,840
                                                                    -----------
 West Virginia (7.0%):
   110,000 Harrison County, West Virginia Revenue Refunding,
            9.25%, 11/1/08.......................................       109,643
   285,000 Summers County, West Virginia Revenue Refunding,
            8.00%, 10/1/03.......................................       275,698
   170,000 Tyler County, West Virginia Revenue Refunding, Series
            B, 9.00%, 6/1/04.....................................       173,079
   655,000 West Virginia State Hospital Financial Authority,
            9.25%, 8/1/10........................................       657,758
 1,230,000 West Virginia State Hospital Financial Authority,
            9.50%, 8/1/15........................................     1,235,178
                                                                    -----------
                                                                      2,451,356
                                                                    -----------
   Total Taxable Municipal Bonds                                      7,769,306
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (39.4%):
 Federal Home Loan Bank:
 1,620,000 6.24%, 1/8/05..........................................   $ 1,665,392
 7,500,000 6.10%, 12/13/10........................................     7,572,900
 Federal Home Loan Mortgage Corp.:
 4,500,000 6.91%, 11/30/05........................................     4,554,225
 Government Trust Certificates, State of Israel:
    50,320 9.13%, 11/15/96........................................        51,578
                                                                     -----------
   Total U.S. Government Agencies                                     13,844,095
                                                                     -----------
 U.S. TREASURY BONDS (0.3%):
    24,000 8.75%, 11/15/08........................................        28,587
    49,000 9.13%, 5/15/09.........................................        60,005
                                                                     -----------
   Total U.S. Treasury Bonds                                              88,592
                                                                     -----------

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 WARRANTS (0.3%):
   100,000 Guin, Alabama Taxable Warrants, Series 94A, 10.30%,
            12/1/09..............................................   $   104,137
                                                                    -----------
 INVESTMENT COMPANIES (5.7%):
   550,777 Dreyfus Treasury Prime Fund...........................       550,777
 1,443,756 Riverside Capital Money Market Fund...................     1,443,756
                                                                    -----------
   Total Investment Companies                                         1,994,533
                                                                    -----------
   Total (Cost--$33,670,954)(b)                                     $33,934,598
                                                                    ===========

------
Percentages indicated are based on net assets of $35,141,374.
(a) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(b) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................................ $ 599,964
      Unrealized depreciation........................................  (336,320)
                                                                      ---------
      Net unrealized appreciation.................................... $ 263,644
                                                                      =========

  * Floating Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly or semi-annually. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1995.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- --------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES (89.4%):
 Federal Farm Credit Bank:
   700,000 8.80%, 1/31/02..........................................   $  819,931
 Federal Home Loan Bank:
   700,000 3.06%, 7/15/98*.........................................      666,238
 Federal Home Loan Mortgage Corp.:
   750,000 7.54%, 5/3/04...........................................      778,395
   500,000 7.89%, 5/12/04..........................................      513,490
 Federal National Mortgage Assoc.:
 1,000,000 Discount Note, 1/18/96..................................      997,158
   545,000 7.20%, 1/10/02..........................................      552,129
 Guaranteed Export Certificates--Series 1994-A:
 2,290,473 7.12%, 4/15/06..........................................    2,422,863
 Shipco 668 Series A:
   363,000 8.50%, 5/11/02..........................................      366,953
                                                                      ----------
   Total U.S. Government Agencies                                      7,117,157
                                                                      ----------

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- --------------------------------------------------------   ----------
 INVESTMENT COMPANIES (5.9%):
       191 Dreyfus Treasury Prime Fund.............................   $      191
   465,482 Riverside Capital Money Market Fund.....................      465,482
                                                                      ----------
   Total Investment Companies                                            465,673
                                                                      ----------
   Total (Cost--$7,305,896)(a)                                        $7,582,830
                                                                      ==========

------
Percentages indicated are based on net assets of $7,959,027.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $284,473
      Unrealized depreciation.........................................   (7,539)
                                                                       --------
      Net unrealized appreciation..................................... $276,934
                                                                       ========

* Floating Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly or semi-annually. The interest rate is based on an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1995.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS (97.2%):
 Alabama (2.3%):
   175,000 Alabama State Board Education Revenue, 6.60%, 1/1/05..   $   180,140
   250,000 Troy, Alabama, Affordable Housing Revenue, 6.30%,
            7/1/01...............................................       249,655
                                                                    -----------
                                                                        429,795
                                                                    -----------
 Kansas (4.0%):
   750,000 Manhattan, Kansas Industrial Revenue Bonds, 7.00%,
            12/1/14..............................................       755,265
                                                                    -----------
 Louisiana (4.4%):
   750,000 New Orleans, Louisiana Audubon Park Revenue Bonds,
            8.00%, 4/1/12........................................       826,582
                                                                    -----------
 Minnesota (0.6%):
   100,000 St. Paul, Minnesota Housing & Redevelopment Authority,
            7.75%, 11/1/02.......................................       104,386
                                                                    -----------
 Oklahoma (1.6%):
   300,000 Oklahoma Development Finance Authority Revenue, 8.38%,
            8/1/11...............................................       308,478
                                                                    -----------
 Pennsylvania (2.7%):
   250,000 Schuylkill County, Pennsylvania Industrial Development
            Authority Revenue, Beverly Enterprises Project,
            6.63%, 5/1/03........................................       255,482
   250,000 Wyoming County, Pennsylvania Industrial Development
            Authority Revenue, Beverly Enterprises Project,
            6.25%, 7/1/06........................................       255,198
                                                                    -----------
                                                                        510,680
                                                                    -----------
 South Carolina (1.1%):
   200,000 Charleston County, South Carolina Health Facilities
            Revenue, 8.00%, 11/1/24..............................       211,806
                                                                    -----------
 Tennessee (79.4%):
   105,000 Blount County, Tennessee Health & Educational
            Facilities Board Revenue, Maryville Towers Project,
            6.20%, 7/20/28.......................................       106,888
   250,000 Blount County, Tennessee Hospital Revenue, 6.13%,
            7/1/12...............................................       263,057
   100,000 Bruceton, Tennessee Water & Sewer Development, 6.70%,
            3/1/13...............................................       107,385
   105,000 Bruceton, Tennessee Water & Sewer Development, 6.70%,
            3/1/14...............................................       112,754
   115,000 Bruceton, Tennessee Water & Sewer Development, 6.75%,
            3/1/15...............................................       124,417
   125,000 Bruceton, Tennessee Water & Sewer Development, 6.75%,
            3/1/16...............................................       134,895
   100,000 Chattanooga, Tennessee Industrial Development Board
            Revenue, 7.05%, 8/15/05..............................       110,591
   395,000 Clarkesville, Tennessee Water, Sewer & Gas Refunding &
            Improvement, 6.25%, 2/1/18...........................       420,071
   470,000 Dyer County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 7.25%, 10/1/04.............       501,913
   350,000 Fayetteville, Tennessee Water & Sewer, 7.50%, 1/1/06..       357,073
   115,000 Gatlinburg, Tennessee Water & Sewer Revenue, Series A,
            6.80%, 4/1/06........................................       121,493
   500,000 Hamilton County, Tennessee Industrial Development
            Board Revenue, 7.20%, 9/1/05.........................       522,025
   890,000 Hamilton County, Tennessee Industrial Development
            Board Revenue, Multifamily Housing Revenue, Series B,
            6.60%, 2/1/24........................................       889,929
   300,000 Jackson, Tennessee Health, Educational & Housing,
            7.00%, 5/1/17........................................       319,896

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                            VALUE
 --------- ---------------------------------------------------------   ----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
   100,000 Johnson City Tennessee Health & Education Refunding
            Bonds, 6.75%, 7/1/06....................................   $  113,797
   335,000 Knox County, Tennessee Industrial Development Board
            Revenue, 9.63%, 4/1/07..................................      337,030
   350,000 Knox County, Tennessee Public Improvement, 6.38%, 4/1/07.      380,373
   350,000 Knoxville, Tennessee Community Development Corp., 6.60%,
            10/15/07................................................      369,037
   250,000 Knoxville, Tennessee Community Development Corp., 6.65%,
            10/15/10................................................      261,297
   250,000 Lawrance County, Tennessee, 6.63%, 3/1/14................      273,402
   300,000 Lewisburg, Tennessee Certificates Partnership Lease,
            7.00%, 12/1/10..........................................      177,000
   250,000 Lewisburg, Tennessee Certificates Partnership Lease,
            7.10%, 12/1/14..........................................      147,500
   385,000 Loudon County, Tennessee Industrial Development Board,
            6.20%, 2/1/23...........................................      401,255
   100,000 Madison County, Tennessee Hospital Revenue, 7.38%,
            4/1/13..................................................      102,942
   115,000 Manchester, Tennessee Water & Sewer Revenue, Series 1992,
            6.00%, 7/1/06...........................................      120,807
   100,000 Memphis Shelby County, Tennessee Airport Authority,
            8.13%, 2/15/12..........................................      109,185
   310,000 Memphis-Shelby County, Tennessee Airport Authority,
            Series A, 6.00%, 2/15/13................................      323,637
   250,000 Memphis Tennessee Health, Educational, & Housing
            Facilities Board, 6.45%, 4/1/26.........................      259,798
   250,000 Memphis, Tennessee Health, Educational & Housing
            Facilities Board, 7.38%, 1/20/27........................      272,340
   250,000 Metropolitan Government Nashville & Davidson County,
            Tennessee Housing & Educational Facilities Board Revenue
            7.50%, 7/1/99...........................................      264,035
   100,000 Metropolitan Government Nashville & Davidson County,
            Tennessee Housing & Educational Facilities Board
            Revenue, 6.00%, 10/1/16.................................      104,452
   250,000 Metropolitan Government Nashville & Davidson County,
            Tennessee Water & Sewer Revenue, 7.00%, 1/1/14..........      255,567
   150,000 Morristown, Tennessee Housing Development Corp., 6.25%,
            5/1/18..................................................      155,285
   130,000 Poplar Grove, Tennessee Utility District, 6.05%, 4/1/05..      140,466
   150,000 Poplar Grove Utility District, Tipton County Gas System
            Revenue, Series 1993, 6.90%, 1/15/07....................      161,867
   160,000 Rutherford County, Tennessee, 0.00%, 5/1/13..............       61,653
   200,000 Shelby County, Tennessee, 5.88, 3/1/12...................      210,274
   370,000 Shelby County, Tennessee Compound Interest School Bonds,
            Series A, 0.00%, 5/1/12.................................      146,439
   100,000 Shelby County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 7.30%, 8/15/98................      108,277
   125,000 Shelby County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 6.50%, 4/1/02.................      125,866
   250,000 Shelby County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 6.50%, 3/1/09.................      255,728
 1,150,000 Shelby County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 6.75%, 10/1/17................    1,203,958
   725,000 Shelby County, Tennessee Health, Educational & Housing
            Facilities Board Revenue, 7.13%, 7/1/25.................      788,670
   310,000 South Fulton, Tennessee, Industrial Development Revenue,
            6.00%, 10/1/10..........................................      319,142
   500,000 South Fulton, Tennessee, Industrial Development Revenue,
            6.35%, 10/1/15..........................................      513,700
   200,000 Spring City, Tennessee Health, Educational & Housing
            Facility, 8.75%, 9/1/24.................................      210,460
   740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20......      774,602

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
  145,000  Tennessee Housing Development Agency, Series A, 6.90%,
            7/1/25...............................................   $   152,979
  500,000  Tennessee Housing Development Agency, Series C, 6.10%,
            7/1/15...............................................       506,180
  100,000  Tennessee State School Board Authority, Higher
            Education Facilities, Series A, 6.25%, 5/1/17........       106,935
  100,000  Weakley County, Tennessee, 6.00%, 8/1/12..............       106,558
  550,000  Winchester, Tennessee Health & Educational Facilities
            Board, 7.00%, 6/1/09.................................       565,686
                                                                    -----------
                                                                     14,980,566
                                                                    -----------
 Texas (0.4%):
   90,000  Southeast Texas Housing Financial Corp., 8.50%,
            5/1/04...............................................        84,600
                                                                    -----------
 West Virginia (0.7%):
  125,000  Summers County, West Virginia, 7.25%, 10/1/09.........       130,058
                                                                    -----------
  Total Municipal Bonds...........................................   18,342,216
                                                                    -----------
 INVESTMENT COMPANIES (0.0%):
       1   Dreyfus Municipal Cash Management Plus................             1
                                                                    -----------
  Total Investment Companies......................................            1
                                                                    -----------
  Total (Cost-$17,973,490)(a).....................................  $18,342,217
                                                                    ===========

--------
Percentages indicated are based on net assets of $18,870,838.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation........................................ $ 674,219
      Unrealized depreciation........................................  (305,492)
                                                                      ---------
      Net unrealized appreciation.................................... $ 368,727
                                                                      =========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995
                                  (UNAUDITED)

1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund, and the Riverside Capital Tennessee Municipal Obligations Fund (individually, a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds. On August 29, 1995 the Riverside Capital Equity and Municipal Income Fund liquidated and ceased operations.

 The Group is authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

 Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, futures contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in the portfolio. Such structured debt obligations have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inabliity of the dealer to meet their obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of their investments in derivative instruments. It is the Funds' policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carryforwards, and deferral of certain losses. The following reclassification has been made to the components of net assets of the Money Market Fund as of June 30, 1995 to more clearly reflect the differences between financial statement amounts available for distribution and the amounts available for distribution to comply with income tax regulations: a decrease in capital and a corresponding decrease in accumulated undistributed net realized losses on investment transactions in the amount of approximately $628,000.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 ORGANIZATION COSTS:

 All expenses incurred in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund). In the event that any of the initial shares of a Fund are redeemed during such period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any remaining organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. RECLASSIFICATIONS:

 Certain reclassifications have been made to the 1994 financial statements and financial highlights in order to conform to the 1995 presentation.

4. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six months ended December 31, 1995 are as follows:

                                                        PURCHASES      SALES
                                                        ----------- -----------
  Value Equity Fund.................................... $ 7,870,470 $15,897,228
  Growth Fund.......................................... $ 7,888,330 $ 3,898,233
  Fixed Income Fund.................................... $80,002,815 $82,541,969
  Low Duration Government Securities Fund..............     --      $ 1,317,321
  Tennessee Municipal Obligations
  Fund...........................                       $ 6,293,907 $ 8,294,184


                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreement, NBC is entitled to receive fees based on a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any State having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the six months ended December 31, 1995.

 During the year ended June 30, 1995, NBC voluntarily contributed $97,370 of its investment advisory fees back to the Money Market Fund. In addition, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of the sale to NBC was $13,667,783. The voluntary contribution of investment advisory fees and the difference between the market value and carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services Ohio, Inc. serves the funds as Transfer Agent and Mutual Fund Accountant.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for administration, distribution and shareholder services in connection with the distribution of Fund shares.

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the six months ended December 31, 1995, BISYS received $14,354 from commissions earned on sales of shares of the variable net asset value funds, of which $6,993 was reallowed to affiliates of the Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1995
                                  (UNAUDITED)

 Information regarding these transactions is as follows for the six months ended December 31, 1995:

                                                  VALUE
                               MONEY MARKET      EQUITY            GROWTH
                                   FUND           FUND              FUND
                               ------------ ----------------- -----------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary
   fee reductions  (percentage       .35%            1.00% of          1.00% of
   of average net assets).....              first $50 million first $50 million
                                            .75% of remaining .75% of remaining
  Voluntary fee reductions...                                           $84,251

  ADMINISTRATION FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .20%                .20%              .20%
  Voluntary fee reductions...                                            $6,239

  12B-1 FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .25%                .25%              .25%
  Voluntary fee reductions...    $121,832             $74,915           $24,883

  ADMINISTRATIVE SERVICES
  FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .25%                .25%              .25%
  Voluntary fee reductions...     $35,493             $12,500            $1,275
                                              LOW DURATION        TENNESSEE
                                  FIXED         GOVERNMENT        MUNICIPAL
                                  INCOME        SECURITIES       OBLIGATIONS
                                   FUND           FUND               FUND
                               ------------ ----------------- -----------------
  INVESTMENT ADVISORY FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .65%                .50%              .65%
  Voluntary fee reductions...                         $19,417           $68,283

  ADMINISTRATION FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .20%                .20%              .20%
  Voluntary fee reductions...                          $1,943

  12B-1 FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .25%                .25%              .25%
  Voluntary fee reductions...    $33,923              $8,155            $9,446

  ADMINISTRATIVE SERVICES
   FEES:
  Annual fee before voluntary
   fee reductions  (percentage
   of average net assets).....       .25%                .25%              .25%
  Voluntary fee reductions...      $5,378                               $12,599

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                              MONEY MARKET FUND
                          --------------------------------------------------------------------
                           SIX MONTHS
                             ENDED                     YEAR ENDED JUNE 30,
                          DECEMBER 31,     ---------------------------------------------------
                              1995           1995         1994      1993      1992      1991
                          ------------     --------     --------  --------  --------  --------
                          (UNAUDITED)
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........        $1.00      $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          -----------      --------     --------  --------  --------  --------
Investment Activities
  Net investment income.        0.025         0.044        0.026     0.032     0.051     0.071
  Net realized and
   unrealized gains
   (losses) on invest-
   ments................                     (0.004)                           0.003
                          -----------      --------     --------  --------  --------  --------
    Total from Invest-
     ment Activities....        0.025         0.040        0.026     0.032     0.054     0.071
                          -----------      --------     --------  --------  --------  --------
Distributions
  Net investment income.       (0.025)       (0.044)      (0.026)   (0.032)   (0.051)   (0.071)
  Net realized gains....                                                      (0.003)
                          -----------      --------     --------  --------  --------  --------
    Total Distributions.       (0.025)       (0.044)      (0.026)   (0.032)   (0.054)   (0.071)
                          -----------      --------     --------  --------  --------  --------
Capital Transactions....                      0.004
                          -----------      --------
NET ASSET VALUE, END OF
 PERIOD.................        $1.00      $   1.00     $   1.00  $   1.00  $   1.00  $   1.00
                          ===========      ========     ========  ========  ========  ========
Total Return............         2.50%(b)      4.44%(a)     2.65%     3.20%     5.61%     7.29%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net Assets, at end of
 period (000)...........     $150,267      $157,904     $128,001  $141,840  $162,361  $165,242
Ratio of expenses to av-
 erage net assets.......         0.99%(c)      0.97%        0.95%     0.85%     0.66%     0.63%
Ratio of net investment
 income to average
 net assets.............         4.92%(c)      4.41%        2.62%     3.17%     5.12%     6.95%
Ratio of expenses to av-
 erage net assets*......         1.20%(c)      1.18%        1.09%     0.94%     0.91%     0.68%
Ratio of net investment
 income to average
 net assets*............         4.71%(c)      4.20%        2.48%     3.08%     4.87%     6.90%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)The capital contribution had no impact on the total return for the year ended June 30, 1995.
(b)Not annualized.
(c)Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                             VALUE EQUITY FUND
                         ------------------------------------------------------------
                         SIX MONTHS ENDED   YEAR ENDED JUNE 30,      OCTOBER 31, 1991
                           DECEMBER 31,   -------------------------    TO JUNE 30,
                               1995        1995     1994     1993        1992 (A)
                         ---------------- -------  -------  -------  ----------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....      $12.63       $12.67  $ 11.57  $ 11.04      $ 10.00
                             -------      -------  -------  -------      -------
Investment Activities
  Net investment income.        0.07         0.14     0.07     0.21         0.17
  Net realized and
   unrealized gains on
   investments..........        1.26         0.76     1.28     0.96         1.03
                             -------      -------  -------  -------      -------
    Total from
     Investment
     Activities.........        1.33         0.90     1.35     1.17         1.20
                             -------      -------  -------  -------      -------
Distributions
  Net investment income.       (0.07)       (0.13)   (0.06)   (0.22)       (0.16)
  In excess of net
   investment income....       (0.01)
  Net realized gains....       (0.46)       (0.15)   (0.19)   (0.42)
  In excess of net
   realized gains.......       (0.03)       (0.66)
                             -------      -------  -------  -------      -------
    Total Distributions.       (0.57)       (0.94)   (0.25)   (0.64)       (0.16)
                             -------      -------  -------  -------      -------
NET ASSET VALUE, END OF
 PERIOD.................      $13.39       $12.63  $ 12.67  $ 11.57      $ 11.04
                             =======      =======  =======  =======      =======
Total Return (excludes
 sales charges).........       10.54%(b)     8.03%   11.75%   10.94%       12.04%(b)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of
 period (000)...........     $82,869      $80,264  $79,232  $52,629      $25,461
Ratio of expenses to
 average net assets.....        1.58%(c)     1.58%    1.36%    0.73%        0.67%(c)
Ratio of net investment
 income to average
 net assets.............        0.99%(c)     1.13%    0.52%    1.84%        2.43%(c)
Ratio of expenses to
 average net assets*....        1.79%(c)     1.79%    1.74%    1.69%        1.95%(c)
Ratio of net investment
 income to average
 net assets*............        0.78%(c)     0.92%    0.14%    0.88%        1.15%(c)
Portfolio turnover......        9.81%       35.64%   62.17%   16.13%       23.07%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b)Not annualized.
(c)Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                    GROWTH FUND
                                     ------------------------------------------
                                     SIX MONTHS ENDED YEAR ENDED APRIL 18, 1994
                                       DECEMBER 31,    JUNE 30,   TO JUNE 30,
                                           1995          1995       1994 (A)
                                     ---------------- ---------- --------------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD............................       $12.14         $9.82       $10.00
                                         -------       -------       ------
Investment Activities
  Net investment income............         0.09          0.16
  Net realized and unrealized gains
   (losses) on investments.........         0.91          2.30        (0.18)
                                         -------       -------       ------
    Total from Investment
     Activities....................         1.00          2.46        (0.18)
                                         -------       -------       ------
Distributions
  Net investment income............        (0.09)        (0.14)
  In excess of net investment
   income............................      (0.02)
  Net realized gains...............        (0.14)
  In excess of net realized gains          (0.11)
                                         -------       -------       ------
    Total Distributions............        (0.36)        (0.14)
                                         -------       -------       ------
NET ASSET VALUE, END OF PERIOD.....       $12.80        $12.14       $ 9.82
                                         =======       =======       ======
Total Return (excludes sales
 charges)..........................         8.41%(b)     25.27%       (1.80)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000).      $26,255       $21,485       $6,345
Ratio of expenses to average net
 assets............................         1.06%(c)      1.24%        2.59%(c)
Ratio of net investment income to
 average net assets................         1.49%(c)      1.64%        0.25%(c)
Ratio of expenses to average net
 assets*...........................         2.00%(c)      2.51%        3.90%(c)
Ratio of net investment income
 (loss) to average net assets*.....         0.55%(c)      0.37%       (1.07)%(c)
Portfolio turnover.................        17.30%        29.36%        0.00%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or fee reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b)Not annualized.
(c)Annualized.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             FIXED INCOME FUND
                         -------------------------------------------------------------
                         SIX MONTHS ENDED   YEAR ENDED JUNE 30,       OCTOBER 31, 1991
                           DECEMBER 31,   --------------------------    TO JUNE 30,
                               1995        1995     1994      1993        1992 (A)
                         ---------------- -------  -------   -------  ----------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....       $9.27      $  9.43  $ 10.44   $ 10.26      $ 10.00
                             -------      -------  -------   -------      -------
Investment Activities
  Net investment income.        0.33         0.58     0.57      0.68         0.42
  Net realized and
   unrealized gains
   (losses) on
   investments..........        0.10        (0.15)   (0.76)     0.27         0.22
                             -------      -------  -------   -------      -------
    Total from
     Investment
     Activities.........        0.43         0.43    (0.19)     0.95         0.64
                             -------      -------  -------   -------      -------
Distributions
  Net investment income.       (0.35)       (0.58)   (0.57)    (0.69)       (0.38)
  In excess of net
   investment income....                    (0.01)
  Net realized gains....                             (0.25)    (0.08)
                             -------      -------  -------   -------      -------
    Total Distributions.       (0.35)       (0.59)   (0.82)    (0.77)       (0.38)
                             -------      -------  -------   -------      -------
NET ASSET VALUE, END OF
 PERIOD.................       $9.35      $  9.27  $  9.43   $ 10.44      $ 10.26
                             =======      =======  =======   =======      =======
Total Return (excludes
 sales charges).........        4.70%(b)     4.82%   (2.20)%    9.64%        6.56%(b)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of
 period (000)...........     $35,141      $39,496  $42,309   $35,951      $27,256
Ratio of expenses to
 average net assets.....        1.45%(c)     1.43%    1.37%     0.74%        0.69%(c)
Ratio of net investment
 income to average net
 assets.................        6.49%(c)     6.33%    5.61%     6.65%        6.51%(c)
Ratio of expenses to
 average net assets*....        1.66%(c)     1.64%    1.70%     1.42%        1.63%(c)
Ratio of net investment
 income to average net
 assets*................        6.28%(c)     6.12%    5.28%     5.97%        5.58%(c)
Portfolio turnover......      232.66%      223.29%  328.44%   234.71%       40.85%

------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                      LOW DURATION GOVERNMENT SECURITIES FUND
                                     ------------------------------------------
                                     SIX MONTHS ENDED YEAR ENDED APRIL 18, 1994
                                       DECEMBER 31,    JUNE 30,   TO JUNE 30,
                                           1995          1995       1994 (A)
                                     ---------------- ---------- --------------
                                       (UNAUDITED)
NET ASSET VALUE, BEGINNING OF
 PERIOD............................       $10.15        $ 9.93       $10.00
                                          ------        ------       ------
Investment Activities
  Net investment income............         0.27          0.56         0.07
  Net realized and unrealized gains
   (losses) on investments.........         0.17          0.21        (0.08)
                                          ------        ------       ------
    Total from Investment
     Activities....................         0.44          0.77        (0.01)
                                          ------        ------       ------
Distributions
  Net investment income............        (0.27)        (0.55)       (0.06)
  In excess of net investment
   income..........................        (0.03)
                                          ------        ------       ------
    Total Distributions............        (0.30)        (0.55)       (0.06)
                                          ------        ------       ------
NET ASSET VALUE, END OF PERIOD.....       $10.29        $10.15       $ 9.93
                                          ======        ======       ======
Total Return (excludes sales
 charges)..........................         4.36%(b)      8.03%       (0.13)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000).       $7,959        $7,653       $7,692
Ratio of expenses to average net
 assets............................         1.42%(c)      1.33%        2.85%(c)
Ratio of net investment income to
 average net assets................         5.18%(c)      5.67%        3.63%(c)
Ratio of expenses to average net
 assets*...........................         2.18%(c)      2.10%        3.67%(c)
Ratio of net investment income to
 average net assets*...............         4.42%(c)      4.89%        2.81%(c)
Portfolio turnover.................         0.00%        34.47%       21.20%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or fee reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                        TENNESSEE MUNICIPAL
                                         OBLIGATIONS FUND
                         ----------------------------------------------------
                                            YEAR ENDED
                         SIX MONTHS ENDED    JUNE 30,        NOVEMBER 4, 1992
                           DECEMBER 31,   ----------------     TO JUNE 30,
                               1995        1995     1994         1993 (A)
                         ---------------- -------  -------   ----------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....       $9.84      $  9.81  $ 10.44       $ 10.00
                             -------      -------  -------       -------
Investment Activities
  Net investment income.        0.26         0.50     0.48          0.30
  Net realized and
   unrealized gains
   (losses) on
   investments..........        0.01         0.03    (0.57)         0.43
                             -------      -------  -------       -------
    Total from
     Investment
     Activities.........        0.27         0.53    (0.09)         0.73
                             -------      -------  -------       -------
Distributions
  Net investment income.       (0.26)       (0.50)   (0.48)        (0.29)
  Net realized gains....       (0.02)
  In excess of net
   realized gains.......                             (0.06)
                             -------      -------  -------       -------
    Total Distributions.       (0.28)       (0.50)   (0.54)        (0.29)
                             -------      -------  -------       -------
NET ASSET VALUE, END OF
 PERIOD.................       $9.83      $  9.84  $  9.81       $ 10.44
                             =======      =======  =======       =======
Total Return (excludes
 sales charges).........        2.74%(b)     5.61%   (1.00)%        7.39%(b)
RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, at end of
 period (000)...........     $18,871      $20,827  $19,965       $17,425
Ratio of expenses to
 average net assets.....        0.95%(c)     1.12%    1.19%         0.82%(c)
Ratio of net investment
 income to average net
 assets.................        5.21%(c)     5.24%    4.67%         4.76%(c)
Ratio of expenses to
 average net assets*....        1.81%(c)     1.98%    1.99%         1.62%(c)
Ratio of net investment
 income (loss) to
 average net assets*....        4.35%(c)     4.38%    3.87%         3.96%(c)
Portfolio turnover......       31.05%       62.59%   86.57%        52.52%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or fee reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

                      [This Page Intentionally Left Blank]

                      [This Page Intentionally Left Blank]

Investment Adviser
National Bank of Commerce
One Commerce Square
Memphis, Tennessee 38150


Administrator and Distributor
BISYS Fund Services
3435 Stalzer Road
Columbus, Ohio 43219-3035

Legal Counsel
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215

Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215